                                                                    EXHIBIT 99.1

                                      PROXY

                                   STRATABASE
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  ______, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Trevor Newton and Fred Coombes, and each or either of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common Stock, $.001 par value, of Stratabase (the "Company") held of record by the undersigned on ____, 2003, at the Special Meeting of Stockholders of the company to be held on ____, 2003 at the offices of Ehrenreich Eilenberg & Krause, LLP, 11 East 44th Street, New York, N.Y. 10017, 17th floor, at __ a.m., and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the company.

     THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1 AND 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)


[GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                          /*\ FOLD AND DETACH HERE /*\
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.  Please mark    |X|
                                                             your votes
                                                             as indicated
                                                             in this
                                                             example



                                             FOR       AGAINST      ABSTAIN

1. To approve the Plan of Conversion.        |_|         |_|          |_|       IMPORTANT: Please sign your name
                                                                                or names exactly as stenciled on
                                                                                this Proxy. When signing as
                                                                                attorney, executor, administrator,
                                                                                trustee or guardian, please give
                                                                                full title as such. If shares are
                                                                                held jointly, EACH holder should
                                                                                sign.



                                             FOR       AGAINST      ABSTAIN


2. To grant our management the               |_|         |_|          |_|       Dated: ______________, 2002
discretionary authority to adjourn the
special meeting in accordance with our

amended bylaws to a later date so that
additional proxies in favor of the
conversion proposal may be solicited.


                                                                                             Signature



                                                                                             Signature



-------------------------------------------------------------------------------
                          /*\ FOLD AND DETACH HERE /*\

 MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.
-------------------------------------------------------------------------------